SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 16, 2004

                           WESTSIDE ENERGY CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its Charter)

Nevada                                0-49837                   88-0349241
(State or other                     Commission File           (IRS Employer
jurisdiction of Incorporation)         Number)            Identification Number)


2100 West Loop South, Suite 900, Houston, Texas                    77027
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(Address of principal executive offices)                         (Zip Code)

                         Registrant's telephone number,
                       including area code: 713/248-5981
                                            ------------

                      ----------------------------------
                 (Former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule
14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement
communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On September 16, 2004, Westside Energy Corporation (the "Company") entered into an unsecured short-term borrowing arrangement with J. Burke O'Malley, a private investor. Pursuant to this arrangement, the Company borrowed $300,000. This principal amount, together with interest at a rate of 10% per annum, is due and payable in full on or before January 15, 2005, provided that the indebtedness may become due and payable sooner if the Company raises certain additional private equity (any such equity will not be registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements). The indebtedness could also become convertible into shares of the Company's common stock if the Company raises certain additional private equity. The conversion rate would be set at the offering price at which the additional private equity is raised.

         On September 22, 2004, the Company entered into unsecured short-term borrowing arrangements with Keith D. Spickelmier, the Company's Chairman of the Board, and Westside Resources L.P. (the "Partnership"), a company controlled by the Company's president Jimmy D. Wright, the Company's President. Pursuant to these arrangements, the Company borrowed $100,000 from each of Mr. Spickelmier and the Partnership, for aggregate borrowings of $200,000. The borrowing was on the same terms as the borrowings from Mr. O'Malley as described above, except that the outside due date on the indebtedness is January 22, 2005 instead of January 15, 2005.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              WESTSIDE ENERGY CORPORATION
                                              (Registrant)

Date: September 22, 2004                      By:  /s/ Jimmy D. Wright
                                                --------------------
                                              Jimmy D. Wright,
                                              Chief Executive Officer